                                                                               .
                                                                               .
                                                                               .
                            TRANSFER AGENCY AGREEMENT

                               AMENDED SCHEDULE A


Fund                                                         Effective Date
----                                                         --------------
Schwab 1000 Fund                                             January 1, 1994
Schwab Long-Term Government                                  May 1, 1993
     Bond Fund
Schwab Short/Intermediate                                    May 1, 1993
     Government Bond Fund
Schwab Long-Term California                                  May 1, 1993
     Tax-Free Bond Fund
Schwab Short/Intermediate                                    May 1, 1993
     California Tax-Free Bond Fund
Schwab Long-Term Tax-Free Bond Fund                          May 1, 1993
Schwab Short/Intermediate                                    May 1, 1993
     Tax-Free Bond Fund
Schwab YieldPlus Fund                                        July 21, 1999
Schwab GNMA Fund                                             January 27, 2003
Schwab California Tax-Free YieldPlus Fund                    November 15, 2004
Schwab Tax-Free YieldPlus Fund                               November 15, 2004
Schwab Inflation Protected Fund                              January 21, 2006
Schwab Managed Account Portfolios                            September 15, 2006


                                             SCHWAB INVESTMENTS

                                             By:
                                                   ----------------------------
                                             Name:    Kimon Daifotis
                                             Title:   Senior Vice President and
                                                      Chief Investment Officer

                                             CHARLES SCHWAB & CO., INC.

                                             By:
                                                   ----------------------------
                                             Name:    Fred Potts
                                             Title:   Senior Vice President

Dated:   May 24, 2006

                                     AMENDED

                                   SCHEDULE C

                               TRANSFER AGENT FEES


Fund                                        Fee
----                                        ---

Schwab 1000 Fund                            Five one-hundredths of one percent
                                            (.05%) of the Fund's average annual
                                            net assets, calculated and payable
                                            on a monthly basis

Schwab Short-Term Bond Market Fund          Five one-hundredths of one percent
(Formerly known as Schwab Short-Term        (.05%) of the Fund's average annual
Bond Market Index Fund; and Schwab          net assets, calculated and payable
Short/Intermediate                          on a monthly basis


Schwab Total Bond Market Fund (Formerly     Five one-hundredths of one percent
known as Schwab Total Bond Market           (.05%) of the Fund's average annual
Index Fund; and Schwab Long-Term            net assets, calculated and payable
Government Bond Fund)                       on a monthly basis


Schwab Long-Term California                 Five one-hundredths of one percent
Tax-Free Bond Fund                          (.05%) of the Fund's average annual
                                            net assets, calculated and payable
                                            on a monthly basis

Schwab Short/Intermediate                   Five one-hundredths of one percent
California Tax-Free Bond Fund               (.05%) of the Fund's average annual
                                            net assets, calculated and payable
                                            on a monthly basis

Schwab Long-Term Tax-Free Bond Fund         Five one-hundredths of one percent
                                            (.05%) of the Fund's average annual
                                            net assets, calculated and payable
                                            on a monthly basis

Schwab Short/Intermediate                   Five one-hundredths of one percent
Tax-Free Bond Fund                          (.05%) of the Fund's average annual
                                            net assets, calculated and payable
                                            on a monthly basis

Schwab YieldPlus Fund                       Five one-hundredths of one percent
                                            (.05%) of the Fund's average annual
                                            net assets, calculated and payable
                                            on a monthly basis

Schwab GNMA Fund                            Five one-hundredths of one percent
                                            (.05%) of




                                            the Fund's average annual
                                            net assets, calculated and payable
                                            on a monthly basis

Schwab California Tax-Free                  Five one-hundredths of one percent
YieldPlus Fund                              (.05%) of the Fund's average annual
                                            net assets, calculated and payable
                                            on a monthly basis

Schwab Tax-Free YieldPlus Fund              Five one-hundredths of one percent
                                            (.05%) of the Fund's average annual
                                            net assets, calculated and payable
                                            on a monthly basis

Schwab Inflation Protected Fund             Five one-hundredths of one percent
                                            (.05%) of the Fund's average annual
                                            net assets, calculated and payable
                                            on a monthly basis

Schwab Managed Account Portfolios           Five one-hundredths of one percent
                                            (.05%) of the Fund's average annual
                                            net assets, calculated and payable
                                            on a monthly basis


                                            SCHWAB INVESTMENTS

                                            By:
                                                 -------------------------------
                                            Name:    Kimon Daifotis
                                            Title:   Senior Vice President and
                                                     Chief Investment Officer

                                            CHARLES SCHWAB & CO., INC.

                                            By:
                                                --------------------------------
                                            Name:    Fred Potts
                                            Title:   Senior Vice President

Dated: May 24, 2006